EXHIBIT 10.2

WAIVER AND AMENDMENT NO. 5 TO FINANCING AGREEMENT

This WAIVER AND AMENDMENT NO. 5 TO FINANCING AGREEMENT (this "Waiver and Amendment" and "Amendment No. 5") is dated as of June 15, 2018 and is entered into by and among Westmoreland Resource Partners, LP, a Delaware limited partnership (the "Parent"), Oxford Mining Company, LLC, an Ohio limited liability company ("Oxford Mining"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent, each an "Existing Guarantor" and collectively, the "Existing Guarantors"), the Lenders referred to below, U.S. Bank National Association, a California corporation ("U.S. Bank"), as collateral agent for the Lenders referred to below (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and U.S. Bank, as administrative agent for the Lenders referred to below (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent," and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

W I T N E S S E T H:

WHEREAS, Oxford Mining, each other Person that executes a joinder agreement and becomes a "Borrower" thereunder (each a "Borrower" and collectively the "Borrowers"), the Existing Guarantors (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guarantees all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors" and collectively with the Borrowers, the “Loan Parties”), the Agents and the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") have entered into that certain Financing Agreement dated as of December 31, 2014, as amended by that certain Amendment No. 1 to Financing Agreement dated March 13, 2015, as amended by that certain Amendment No. 2 to Financing Agreement dated July 31, 2015, as amended by that certain Amendment No. 3 to Financing Agreement dated March 1, 2018 ("Amendment No. 3") and as amended by that certain Amendment No. 4 to Financing Agreement dated May 15, 2018 ("Amendment No. 4") (as amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Financing Agreement); and

WHEREAS, the Agents and the Lenders have agreed to waive any actual or potential Default or Event of Default that arose or may have arisen, in each case, solely as a result of or in connection with the Loan Parties’ failure under Section 7.01(a)(iii) of the Financing Agreement to deliver to each Agent and each Lender an unqualified audit opinion in connection with the audited financial statements for the Fiscal Year of the Parent and its Subsidiaries ending December 31, 2017 (the “Subject Defaults”);
WHEREAS, the Borrowers requested, and the Agents and the Required Lenders agreed, to waive the Subject Defaults and amend the Financing Agreement in certain respects as set forth in Amendment No. 4;

WHEREAS, the Borrowers now request that the Agents and the Required Lenders extend the waiver of the Subject Defaults set forth in Amendment No. 4 and further amend the Financing Agreement as set forth below.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Financing Agreement and this Waiver and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Financing Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties contained in Section 4 below, the Financing Agreement is hereby amended as follows:

(a)    Section 1.01 of the Financing Agreement is hereby amended by adding the below definitions in the correct alphanumeric order as set forth below:

"Amendment No. 5 Effective Date" means June 15, 2018.

(b)    Section 7.01 of the Financing Agreement is hereby amended by adding a new clause (y) immediately after clause (x) thereof as set forth below:

"(y)    Sale Protocol. The Loan Parties and WCC shall implement the Sale Protocol in accordance with the covenants and deadlines set forth in Exhibit A attached to Amendment No. 5. Notwithstanding anything to the contrary contained in Article IX of this Agreement, it will constitute an immediate Event of Default under this Agreement if the covenants in this Section 7.01(y) are not timely complied with in accordance with the provisions thereof."

2.Extension of Waiver. On the Amendment No. 5 Effective Date, the Agents and the Required Lenders hereby extend the waiver set forth in Section 2 of Amendment No. 3 until the earliest of (i) 11:59 pm New York time on July 31, 2018, (ii) the occurrence of any Event of Default (other than the Subject Defaults or an Event of Default solely arising from the Subject Defaults) or (iii) the commencement of a bankruptcy or insolvency proceeding by or against WCC.

3.Conditions to Effectiveness. The effectiveness of this Waiver and Amendment is subject to the concurrent satisfaction of each of the following conditions (the “Amendment No. 5 Effective Date”):

(a)the Agents shall have received a fully executed copy of this Waiver and Amendment executed by each of the Borrowers, each of the Guarantors and the Required Lenders; and

(b)no Default or Event of Default (other than the Subject Defaults prior to the Amendment No. 5 Effective Date) shall have occurred and be continuing.

4.Representations and Warranties. To induce the Agents and the Lenders to enter into this Waiver and Amendment, each Loan Party represents and warrants to the Agents and the Lenders that:

(a)the execution, delivery and performance of this Waiver and Amendment has been duly authorized by all requisite corporate, partnership or limited liability company action, as applicable, on the part of such Loan Party and that this Waiver and Amendment has been duly executed and delivered by such Loan Party;

(b)this Waiver and Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be

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limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

(c)the representations and warranties contained in Article VI of the Financing Agreement (other than clauses (i), (z) and (bb) thereof) and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the date hereof are true and correct in all material respects after giving effect hereto (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and

(d)no Default or Event of Default (other than the Subject Defaults prior to the Amendment No. 5 Effective Date) has occurred and is continuing.

5.Release. In consideration of the agreements of the Agents and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges each Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Waiver and Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Waiver and Amendment, the Financing Agreement or any other Loan Document, as each may be amended, or the Indebtedness incurred by the Borrowers thereunder or any other transactions evidenced by this Waiver and Amendment, the Financing Agreement or any other Loan Document.

6.Severability. Any provision of this Waiver and Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.References. Any reference to the Financing Agreement contained in any document, instrument or Loan Document executed in connection with the Financing Agreement shall be deemed to be a reference to the Financing Agreement as modified by this Waiver and Amendment.

8.Counterparts. This Waiver and Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail of any executed signature page to this Waiver and Amendment shall constitute effective delivery of such signature page.

9.Ratification. The terms and provisions set forth in this Waiver and Amendment shall modify and supersede all inconsistent terms and provisions of the Financing Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Financing Agreement. Except as expressly modified and superseded by this Financing Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

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10.Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

11.Costs and Expenses. The Borrowers will pay, within five (5) Business Days of receipt of an invoice relating thereto, all reasonable and documented fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Waiver and Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable and documented fees, disbursements and other charges of counsel to the Agents and counsel the Lenders.

12.Loan Document. Each Loan Party hereby acknowledges and agrees that this Waiver and Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (a) any representation or warranty made by a Loan Party under or in connection with this Waiver and Amendment shall have been untrue, false or misleading in any material respect when made or (b) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Waiver and Amendment.

13.Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

14.Limited Effect of Waiver and Amendment. This Waiver and Amendment shall not be deemed (a) other than as set forth in Sections 1 and 2 hereof, to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Financing Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or any of the instruments or agreements referred to therein , as the same may be amended, restated or otherwise modified from time to time.

15.    Required Lender Authorization and Direction. By their execution of this Waiver and Amendment, each of the Lenders party hereto: (i) hereby authorizes and directs each Agent to execute this Waiver and Amendment, and (ii) agrees that each Agent shall incur no liability for executing this Waiver and Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:
OXFORD MINING COMPANY, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

Signature Page to Amendment No. 5 to Financing Agreement

GUARANTORS:
WESTMORELAND RESOURCE PARTNERS, LP By Westmoreland Resources GP, LLC, its general partner By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

OXFORD MINING COMPANY-KENTUCKY, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

DARON COAL COMPANY, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

OXFORD CONESVILLE, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

HARRISON RESOURCES, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

DOC ID - 28287574.4
Signature Page to Amendment No. 5 to Financing Agreement

WESTMORELAND KEMMERER FEE COAL HOLDINGS, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and Associate General Counsel

WESTMORELAND KEMMERER, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Secretary and General Counsel

DOC ID - 28287574.4
Signature Page to Amendment No. 5 to Financing Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent By: /s/ Lisa Dowd Name: Lisa Dowd Title: Vice President

DOC ID - 28287574.4
Signature Page to Amendment No. 5 to Financing Agreement

LENDERS:
TENNENBAUM OPPORTUNITIES PARTNERS V, LP
TENNENBAUM OPPORTUNITIES FUND VI, LLC, each as Lenders
By: Tennenbaum Capital Partners, LLC, its Investment Manager

By: /s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

DOC ID - 28287574.4
Signature Page to Amendment No. 5 to Financing Agreement

LENDERS:
BF OXFORD SPE LLC

By:  /s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

GCF OXFORD SPE LLC

By:  /s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

TOF OXFORD SPE LLC

By:  /s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

Signature Page to Amendment No. 5 to Financing Agreement

LENDER:
MEDLEY CAPITAL CORPORATION By: MCC Advisors LLC, a Delaware limited liability company its investment manager By: /s/ Richard T. Allorto, Jr. Name: Richard T. Allorto, Jr. Title: Chief Financial Officer

Signature Page to Amendment No. 5 to Financing Agreement

LENDER:
SIERRA INCOME CORPORATION By: SIC Advisors LLC, a Delaware limited liability company its investment manager By: /s/ Christopher M. Mathieu Name: Christopher M. Mathieu Title: Treasurer

Signature Page to Amendment No. 5 to Financing Agreement

LENDER:
BLACKROCK CAPITAL INVESTMENT CORPORATION By: /s/ Marshall Merriman Name: Marshall Merriman Title: Managing Director

Signature Page to Amendment No. 5 to Financing Agreement

ACKNOWLEDGED AND AGREED (INCLUDING FOR PURPOSES OF THE SALE PROTOCOL:

WESTMORELAND COAL COMPANY By: /s/ Michael G. Hutchinson Name: Michael G. Hutchinson Title: Interim Chief Executive Officer

Signature Page to Amendment No. 5 to Financing Agreement